Exhibit 99.2

                            MONTHLY OPERATING REPORT
                            ------------------------
THERMADYNE GROUP
Case Nos. 01-52840-399 - 01-528460-399 (BSS)
MONTHLY OPERATING REPORT
                                                            THERMADYNE GROUP
                                                        (Debtors in Possession)
                                                         COMBINED BALANCE SHEET
                                                        AS OF FEBRUARY 28, 2003
                                                             (in thousands)
                                                              (Unaudited)

ASSETS
Current Assets:
     Cash and cash equivalents                                                                            $        3,331
     Accounts receivable, net (Note 3)                                                                            39,960
     Inventories, net                                                                                             56,597
     Prepaid expenses and other                                                                                    9,771
                                                                                                          ---------------
           Total current assets                                                                                  109,659
     Property, plant and equipment, at cost, net                                                                  37,501
     Deferred financing costs, net                                                                                  (553)
     Intangibles, at cost, net                                                                                     6,253
     Other assets                                                                                                  3,489
                                                                                                          ---------------
           Total assets                                                                                   $      156,349
                                                                                                          ===============

LIABILITIES AND SHAREHOLDERS' DEFICIT
Current Liabilities:
     Accounts payable                                                                                     $        7,428
     Accrued and other liabilities                                                                                16,696
     Accrued interest                                                                                                  2
     Income taxes payable                                                                                            129
     Current maturities of long-term obligations (Note 4)                                                         10,763
                                                                                                          ---------------
           Total current liabilities                                                                              35,018
Long-term obligations, less current maturities (Note 4)                                                                -
Capitalized leases                                                                                                11,852
Other long-term liabilities (Note 5)                                                                              37,888
                                                                                                          ---------------
           Total liabilities                                                                                      84,758

Liabilities subject to compromise (Note 6)                                                                       810,493

Shareholders' equity (deficit):
     Common stock                                                                                                     36
     Additional paid-in-capital                                                                                 (130,162)
     Foreign currency translation                                                                                (17,907)
     Accumulated deficit                                                                                        (484,249)
                                                                                                          ---------------
           Total shareholders' deficit                                                                          (632,282)
Net equity and advances to/from subsidiaries                                                                    (185,129)
                                                                                                          ---------------

           Total liabilities and shareholders' deficit                                                    $      156,349
                                                                                                          ===============



                                       86

THERMADYNE GROUP
Case Nos. 01-52840-399 - 01-528460-399 (BSS)
MONTHLY OPERATING REPORT
                                                               THERMADYNE GROUP
                                                           (Debtors in Possession)
                                                       COMBINED STATEMENT OF OPERATIONS
                                                    FOR THE MONTH ENDED FEBRUARY 28, 2003
                                                                (in thousands)
                                                                 (Unaudited)
Net sales                                                                                                 $       23,791
Operating expenses:
     Cost of goods sold                                                                                           15,828
     Selling, general and administrative                                                                           5,929
     Amortization of goodwill                                                                                          -
     Amortization of intangibles                                                                                      50
     Net periodic postretirement benefits                                                                             96
     Special charges (Note 7)                                                                                          -
     Reorganization costs (Note 8)                                                                                   240
                                                                                                          ---------------

Operating income (loss)                                                                                            1,648

Other income (expense):
     Interest expense (Note 9)                                                                                    (1,421)
     Amortization of deferred financing costs                                                                       (276)
     Other, net                                                                                                     (196)
                                                                                                          ---------------

Income (loss) before income tax provision and extraordinary item                                                    (245)

Income tax provision (benefit)                                                                                         8
                                                                                                          ---------------

Net income (loss)                                                                                         $         (253)
                                                                                                          ===============

THERMADYNE GROUP
Case Nos. 01-52840-399 - 01-528460-399 (BSS)
MONTHLY OPERATING REPORT


                                                              THERMADYNE GROUP
                                                           (Debtors in Possession)
                                                         NET INCOME (LOSS) BY DEBTOR
                                                               (in thousands)
                                                                 (Unaudited)
                                                                                              Month Ended            Year-to-Date
                                                                      Case No.             February 28, 2003       February 28, 2003
                                                                      --------             -----------------       -----------------
Thermadyne Holdings Corporation                                     01-52840-399            $         (10)           $        20)
Thermadyne Industries, Inc. and                                     01-52851-399                   (4,942)               (10,518)
    Thermadyne Mfg. LLC                                             01-52853-399
Victor Equipment Company                                            01-52858-399                    2,812                  5,314
Tweco Products, Inc.                                                01-52856-399                    1,213                  2,741
Thermal Dynamics Corporation                                        01-52855-399                      784                  1,825
C&G Systems, Inc.                                                   01-52842-399                     (197)                  (297)
Thermal Arc, Inc.                                                   01-52854-399                       18                     39
Stoody Company                                                      01-52847-399                      211                    409
Thermadyne International Corp.                                      01-52852-399                     (142)                  (303)
Eliminations                                                                                            -                      -
                                                                                            --------------           ------------
    Combined Debtor Net Income (Loss) (Note 10)                                             $        (253)           $      (810)
                                                                                            ==============           ============

Included in Combined Debtor Net Income (Loss):
Interest expense                                                                            $      (1,421)           $    (2,990)
Reorganization costs                                                                                 (240)                  (830)
                                                                                            --------------           ------------
                                                                                            $      (1,661)           $    (3,820)
                                                                                            ==============           ============


                                       88

THERMADYNE GROUP
Case Nos. 01-52840-399 - 01-528460-399 (BSS)
MONTHLY OPERATING REPORT
                                                               THERMADYNE GROUP
                                                           (Debtors in Possession)
                                                       COMBINED STATEMENT OF CASH FLOWS
                                                    FOR THE MONTH ENDED FEBRUARY 28, 2003
                                                                (in thousands)
                                                                 (Unaudited)
Cash flows provided by (used in) operating activities:
Net income (loss)                                                                                       $        (253)

   Adjustments to reconcile net loss to net cash provided by
   (used in) operating activities:
     Net periodic postretirement benefits                                                                          96
     Depreciation                                                                                                 799
     Amortization of goodwill                                                                                       -
     Amortization of other intangibles                                                                             50
     Non-cash interest expense                                                                                      -
     Amortization of deferred financing costs                                                                     276
   Changes in operating assets and liabilities:
     Accounts receivable                                                                                         (570)
     Inventory                                                                                                   (688)
     Prepaid expenses and other                                                                                  (262)
     Accounts payable                                                                                           1,449
     Accrued and other liabilities                                                                               (515)
     Accrued interest                                                                                               2
     Income taxes payable                                                                                           8
     Other long-term liabilities                                                                                  (48)
                                                                                                         -------------
           Total adjustments                                                                                      597
                                                                                                         -------------
           Net cash provided by (used in) operating activities                                                    344

Cash flows provided by (used in) investment activities:
     Capital expenditures, net                                                                                   (641)
     Change in other assets                                                                                       (29)
           Net cash used in investing activities                                                                 (670)

Cash flows provided by (used in) investment activities:
     Cange in long-term receivables                                                                                 -
     repayment of long-term obligations                                                                           (13)
     Borrowing under DIP credit facility                                                                            -
     Borrowing of other long-term obligations                                                                       -
     Change in accounts receivable securitization (Note 3)                                                          -
     Financing fees                                                                                                 -
     Other                                                                                                        668
                                                                                                         -------------
           Net cash provided by (used in) financing activities                                                    655
                                                                                                         -------------

Net increase (decrease) in cash and cash equivalents                                                              329
Cash and cash equivalents at beginning of period                                                                3,002
                                                                                                         -------------
Cash and cash equivalents at end of period                                                               $      3,331
                                                                                                         =============


                                THERMADYNE GROUP
                 Case Numbers 01-52840-399 - 01-52860-399 (BSS)
                        NOTES TO MONTHLY OPERATING REPORT
                                 (In thousands)
                                   (Unaudited)

Basis of Presentation

           The monthly operating report of Thermadyne Group ("Thermadyne") only includes the assets, liabilities and operations of the following domestic debtors:

            Thermadyne Holdings Corporation            Case No. 01-52840-399
            C&G Systems Holding, Inc.                  Case No. 01-52841-399
            C&G Systems, Inc.                          Case No. 01-52842-399
            Coyne Natural Gas Systems, Inc.            Case No. 01-52843-399
            Marison Cylinder Company                   Case No. 01-52844-399
            Meco Holding Company                       Case No. 01-52845-399
            Modern Engineering Company, Inc.           Case No. 01-52846-399
            Stoody Company                             Case No. 01-52847-399
            Tag Realty, Inc.                           Case No. 01-52848-399
            Thermadyne Capital Corp.                   Case No. 01-52849-399
            Thermadyne Cylinder Co.                    Case No. 01-52850-399
            Thermadyne Industries, Inc.                Case No. 01-52851-399
            Thermadyne International Corp.             Case No. 01-52852-399
            Thermadyne Mfg. LLC                        Case No. 01-52853-399
            Thermal Arc, Inc.                          Case No. 01-52854-399
            Thermal Dynamics Corporation               Case No. 01-52855-399
            Tweco Products, Inc.                       Case No. 01-52856-399
            Victor-Coyne International, Inc.           Case No. 01-52857-399
            Victor Equipment Company                   Case No. 01-52858-399
            Victor Gas Systems, Inc.                   Case No. 01-52859-399
            Wichita Warehouse Corporation              Case No. 01-52860-399

           Assets and liabilities are stated at their historical cost; thus, such amounts do not reflect their fair market value.

Unaudited Financial Statements

     The accompanying unaudited consolidated financial statements of Thermadyne have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Preparation of financial statements in conformity with generally accepted accounting principles requires certain estimates and assumptions be made that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

     On January 31, 2000, Thermadyne Mfg. LLC and certain of its subsidiaries entered into a trade accounts receivable securitization agreement whereby it sells on an ongoing basis participation interests in up to $45,000 of designated accounts receivable. The amount of participation interests sold under this financing arrangement is subject to change based on the level of eligible receivables and restrictions on concentrations of receivables. As

                                THERMADYNE GROUP
                 Case Numbers 01-52840-399 - 01-52860-399 (BSS)
                        NOTES TO MONTHLY OPERATING REPORT
                                 (In thousands)
                                   (Unaudited)


     a result of the Chapter 11 proceedings, the securitization program began winding down and as of January 4, 2002, all remaining obligations were repaid in full and the program was terminated.

DIP Borrowing Facility

     On November 26, 2001, Thermadyne Mfg. LLC entered into a Debtor-in-Possession revolving credit facility as the borrower, and all other debtors as guarantors (the "DIP Facility".) The DIP had an initial expiration date of November 21, 2002, but was amended on November 19, 2002 to extend the expiration date to May 21, 2003. The DIP Facility provides up to $50,000 of borrowings, of which up to $15,000 may be used for letters of credit. As of February 28, 2003, Thermadyne Mfg. LLC had borrowed $10,150 and issued $11,035 in letters of credit under the DIP Facility. Availability under the DIP facility at February 28, 2003, was $28,815.

Other Long-Term Liabilities

           The balance of other long-term liabilities was comprised primarily of a $26,380 post-retirement benefit obligation.

Liabilities Subject to Compromise

           The composition of liabilities subject to compromise was as follows at February 28, 2003:

           Trade accounts payable                              $       15,949
           Accrued and other liabilities                                3,025
           Accrued interest                                            24,809
           Accrued income taxes                                         9,086
           Revolving Credit Facility                                   58,630
           Term A Facility (1)                                         57,886
           Term B Facility                                            108,614
           Term C Facility                                            108,614
           Senior subordinated notes, due June 1, 2008                207,000
           Debentures, due June 1, 2008                               145,066
           Subordinated notes, due November 1, 2003                    37,060
           Junior subordinated notes, due December 15, 2009            33,427
           Other long-term liabilities                                  1,327
                 Total                                         $      810,493

          (1) Does not include portion of Term A loan denominated in Australian dollars and euros, which total $23,906 at February 28, 2003. These obligations are recorded on the books of, and serviced by two of Thermadyne Industries, Inc.'s foreign subsidiaries.

Special Charges

           There were no special charges incurred during February 2003.

Reorganization Costs

           Reorganization costs for the month consist primarily of professional fees and expenses of $222 and $18 of other reorganization costs.

                                THERMADYNE GROUP
                 Case Numbers 01-52840-399 - 01-52860-399 (BSS)
                        NOTES TO MONTHLY OPERATING REPORT
                                 (In thousands)
                                   (Unaudited)

Interest Expense

           Amount includes expense on pre-petition bank obligations and the DIP Facility.

Net Income (Loss) by Debtor

     Amounts presented on this schedule come from the books and records of each of the respective Debtors listed. The books and records of Thermadyne Industries, Inc. and Thermadyne Mfg. LLC are combined and managed together as one entity. The combined net loss of Thermadyne Industries, Inc. and Thermadyne Mfg. LLC for the month ended February 28, 2003, includes $1,421 of interest expense, which relates mainly to the DIP Facility and pre-petition bank obligations. Also included in the combined net loss of Thermadyne Industries, Inc. and Thermadyne Mfg. LLC for the month ended February 28, 2003, is $240 of reorganization costs. For the two months ended February 28, 2003, the combined net loss for Thermadyne Industries, Inc. and Thermadyne Mfg. LLC includes interest expense of $2,990 and reorganization costs of $830.

     The amounts shown on the line "Eliminations" relates to intercompany activity among the Debtors as well as activity between the Debtors and other non-debtor entities that are part of Thermadyne Holdings Corporation. While intercompany activity is routinely reconciled by the Debtors, it is not practicable to specifically allocate these amounts among the Debtors.

     The following Debtors have no activity and have not been included on the schedule:

               C&G Systems Holding, Inc.                  Case No. 01-52841-399
               Coyne Natural Gas Systems, Inc.            Case No. 01-52843-399
               Marison Cylinder Company                   Case No. 01-52844-399
               Meco Holding Company                       Case No. 01-52845-399
               Modern Engineering Company, Inc.           Case No. 01-52846-399
               Tag Realty, Inc.                           Case No. 01-52848-399
               Thermadyne Capital Corp.                   Case No. 01-52849-399
               Thermadyne Cylinder Co.                    Case No. 01-52850-399
               Victor-Coyne International, Inc.           Case No. 01-52857-399
               Victor Gas Systems, Inc.                   Case No. 01-52859-399
               Wichita Warehouse Corporation              Case No. 01-52860-399

                                THERMADYNE GROUP
                 Case Numbers 01-52840-399 - 01-52860-399 (BSS)
                   MANAGEMENT'S DISCUSSION OF MONTHLY RESULTS
                                 (In thousands)

Net Sales
---------

Net sales for the month of February were $23,791, which compares to $23,664 for January. The U.S. economy continues to be weak in the early part of 2003.

Cost of Goods Sold
------------------

As a percentage of sales, cost of goods sold was 66.5% in February, which compares to 63.8% for January 2003 and 64.5% for the twelve months ended December 31, 2002. The increase in February results in part to sales mix.

Selling, General and Administrative Expenses
--------------------------------------------

Selling, general and administrative ("SG&A") expenses were $5,929 for February. As a percentage of sales, SG&A was 24.9% in February compared to 25.1% for January and 24.2% for the twelve months ended December 31, 2002. The increase from the average for 2002 results mainly from expenses incurred related to certain operational and marketing initiatives.

Reorganization Costs
--------------------

Reorganization costs for January are comprised mainly of professional fees and expenses of $220 and $18 of other reorganization costs. For the two months ended February 2003, reorganization costs include $718 of professional fees and expenses, $78 of U.S. Trustee fees and $34 of other reorganization costs. Reorganization costs were $9,782 for the year ended December 30, 2002, and included $9,692 of professional fees and expenses, $1,283 of amortization expense related to DIP financing fees, $287 of U.S. Trustee fees, $302 paid under the key employee retention plan, $650 of bank commitment fees, a net benefit of $(2,963) associated with a lease obligations that were rejected, and $531 of other reorganization costs.

Interest Expense
----------------

Interest expense was $1,421 in February and through two months is $2,990. Interest expense relates primarily to the DIP Facility and pre-petition bank obligations.

THERMADYNE GROUP
Case Nos. 01-52840-399 - 01-528460-399 (BSS)
MONTHLY OPERATING REPORT
SCHEDULE A - AGING OF TRADE ACCOUNTS RECEIVABLE
(unaudited)


                                                                   Aging of Consolidated Trade Receivables

                                               Total            0 - 30 Days       30 - 60 Days      60 - 90 Days         > 90 Days
                                        -------------------- ------------------ ----------------- ------------------ ---------------
Month:  February 28, 2003                 $     42,660,910    $    29,471,081     $   4,857,659   $    2,026,666      $   6,305,504

              % of Total                            100.0%              69.1%             11.4%             4.8%              14.8%

Note:  Amounts represent gross receivables.



THERMADYNE GROUP
Case Nos. 01-52840-399 - 01-528460-399 (BSS)
MONTHLY OPERATING REPORT
SCHEDULE B - SUMMARY OF FIXED ASSETS
(unaudited)


                                                 Gross Value            Accum. Depreciation                Net Book Value
                                              February 28, 2003          February 28, 2003               February 28, 2003
            FIXED ASSETS
            ------------
Building                                    $     12,679,174           $      (6,028,450)            $      6,650,724
Land                                               2,560,447                           -                    2,560,447
Land improvements                                          -                           -                            -
Leasehold improvements                               592,156                  (1,216,182)                    (624,026)
Autos and Trucks                                     178,619                    (139,910)                      38,709
Furniture and fixtures                             3,982,451                  (5,268,659)                  (1,286,208)
Machinery and Equipment                           54,147,024                 (33,677,358)                  20,469,666
Computers                                          9,210,534                  (6,250,814)                   2,959,720
Tools, dies, etc.                                  5,664,790                  (4,658,958)                   1,005,832
Construction in progress                           3,212,461                           -                    3,212,461
Other                                              3,551,378                    (749,224)                   2,802,154
                                            -----------------          ------------------            -----------------

TOTAL FIXED ASSETS                          $     95,779,034           $     (57,989,555)            $     37,789,479
                                            =================          ==================            =================



THERMADYNE GROUP
Case No. 01-52840-399 - 01-52860-399 (BSS)
MONTHLY OPERATING REPORT
SCHEDULE C - POST PETITION DEBT


Lead-in Note to Schedule C
--------------------------

1. The following Debtors have no information to be included in Schedule C, and, accordingly, the schedule has been omitted:

      C&G SYSTEMS HOLDING INC.                     Case No. 01-52841-399 (BSS)
      COYNE NATURAL GAS SYSTEMS, INC.              Case No. 01-52843-399 (BSS)
      MARISON CYLINDER COMPANY                     Case No. 01-52844-399 (BSS)
      MECO HOLDINGS COMPANY                        Case No. 01-52845-399 (BSS)
      MODERN ENGINEERING COMPANY, INC.             Case No. 01-52846-399 (BSS)
      TAG REALTY, INC.                             Case No. 01-52848-399 (BSS)
      THERMADYNE CAPITAL CORP.                     Case No. 01-52849-399 (BSS)
      VICTOR-COYNE INTERNATIONAL, INC.             Case No. 01-52857-399 (BSS)
      WICHITA WAREHOUSE CORPORATION                Case No. 01-52860-399 (BSS)

THERMADYNE GROUP
Case No. 01-52840-399 - 01-52860-399 (BSS)
MONTHLY OPERATING REPORT
SCHEDULE C - POST PETITION DEBT
(unaudited)
                                                               Post-Petition
                                                             February 28, 2003

             TRADE ACCOUNTS PAYABLE                         $        7,427,068
                                                            ==================
             TAXES PAYABLE
             Federal Payroll Taxes                          $          373,277
             State Payroll Taxes                                       405,370
             Local Payroll Taxes                                        19,313
             Real Estate & Property Taxes                              329,572
             Other                                                     132,433
                                                            ------------------

             TOTAL TAXES PAYABLE                            $        1,259,965
                                                            ==================

             OTHER LIABILITIES

             DIP Facility                                   $       10,150,000
             Accrued Interest Payable                                     (801)
             Accrued and Other Liabilities                          53,475,671
             Long-term debt                                         12,440,660
                                                            ------------------

             TOTAL OTHER LIABILITIES                        $       76,065,530
                                                            ==================
             TOTAL POST-PETITION DEBT                       $       84,752,563
                                                            ==================

THERMADYNE HOLDINGS CORPORATION
Case No. 01-52840-399 (BSS)
MONTHLY OPERATING REPORT
SCHEDULE C - POST PETITION DEBT
(unaudited)
                                                           Post-Petition
                                                         February 28, 2003

             TRADE ACCOUNTS PAYABLE                       $       191,377
                                                           ==============
             TAXES PAYABLE
             Federal Payroll Taxes                        $             -
             State Payroll Taxes                                        -
             Local Payroll Taxes                                        -
             Real Estate & Property Taxes                               -
             Other                                                128,926
                                                           --------------

             TOTAL TAXES PAYABLE                          $       128,926
                                                           ==============

             OTHER LIABILITIES

             DIP Facility                                 $             -
             Accrued Interest Payable                                   -
             Accrued and Other Liabilities                              -
             Long-term debt                                             -
                                                           --------------
             TOTAL OTHER LIABILITIES                      $             -
                                                           ==============

             TOTAL POST-PETITION DEBT                     $       320,303
                                                           ==============

C&G SYSTEMS, INC.
Case No. 01-52842-399 (BSS)
MONTHLY OPERATING REPORT
SCHEDULE C - POST PETITION DEBT
(unaudited)
                                                             Post-Petition
                                                           February 28, 2003

             TRADE ACCOUNTS PAYABLE                       $          122,429
                                                           =================
             TAXES PAYABLE
             Federal Payroll Taxes                        $            5,658
             State Payroll Taxes                                           -
             Local Payroll Taxes                                           -
             Real Estate & Property Taxes                                  -
             Other                                                         -

             TOTAL TAXES PAYABLE                          $            5,658
                                                           =================

             OTHER LIABILITIES

             DIP Facility                                 $                -
             Accrued Interest Payable                                      -
             Accrued and Other Liabilities                           114,133
                                                           =================
             Long-term debt

             TOTAL OTHER LIABILITIES                      $          114,133


             TOTAL POST-PETITION DEBT                     $          242,220
                                                           =================

STOODY COMPANY
Case No. 01-52847-399 (BSS)
MONTHLY OPERATING REPORT
SCHEDULE C - POST PETITION DEBT
(unaudited)
                                                           Post-Petition
                                                         February 28, 2003

             TRADE ACCOUNTS PAYABLE                      $        1,001,094
                                                         ==================
             TAXES PAYABLE
             Federal Payroll Taxes                       $           44,089
             State Payroll Taxes                                     19,778
             Local Payroll Taxes                                     10,449
             Real Estate & Property Taxes                                 -
             Other                                                      914
                                                         ------------------
             TOTAL TAXES PAYABLE                         $           75,230


             OTHER LIABILITIES

             DIP Facility
             Accrued Interest Payable
             Accrued and Other Liabilities                          518,583
             Long-term debt                                               -
                                                         ------------------

             TOTAL OTHER LIABILITIES                     $          518,583
                                                         ==================

             TOTAL POST-PETITION DEBT                    $        1,594,907
                                                         ==================

THERMADYNE CYLINDER CO.
Case No. 01-52850-399 (BSS)
MONTHLY OPERATING REPORT
SCHEDULE C - POST PETITION DEBT
(unaudited)
                                                               Post-Petition
                                                             February 28, 2003

             TRADE ACCOUNTS PAYABLE                           $              -
                                                              ================

             TAXES PAYABLE
             Federal Payroll Taxes                            $              -
             State Payroll Taxes                                             -
             Local Payroll Taxes                                             -
             Real Estate & Property Taxes                                    -
             Other                                                           -
                                                              ----------------
             TOTAL TAXES PAYABLE                              $              -
                                                              ================

             OTHER LIABILITIES

             DIP Facility                                     $              -
             Accrued Interest Payable                                        -
             Accrued and Other Liabilities                                 351
             Long-term debt                                                  -
                                                              ----------------
             TOTAL OTHER LIABILITIES                          $            351
                                                              ================
             TOTAL POST-PETITION DEBT                         $            351
                                                              ================

THERMADYNE INDUSTRIES, INC.
Case No. 01-52851-399 (BSS)
MONTHLY OPERATING REPORT
SCHEDULE C - POST PETITION DEBT
(unaudited)
                                                               Post-Petition
                                                             February 28, 2003

             TRADE ACCOUNTS PAYABLE                           $        981,120
                                                              ================
             TAXES PAYABLE
             Federal Payroll Taxes                            $        171,559
             State Payroll Taxes                                        59,122
             Local Payroll Taxes                                         5,860
             Real Estate & Property Taxes                                3,139
             Other                                                           -
                                                              ----------------

             TOTAL TAXES PAYABLE                              $        239,680
                                                              ================
             OTHER LIABILITIES

             DIP Facility                                     $              -
             Accrued Interest Payable                                        -
             Accrued and Other Liabilities                          45,397,583
             Long-term debt                                         12,440,660
                                                              ----------------

             TOTAL OTHER LIABILITIES                          $     57,838,243
                                                              ================

             TOTAL POST-PETITION DEBT                         $     59,059,043
                                                              ================

THERMADYNE INTERNATIONAL CORP.
Case No. 01-52852-399 (BSS)
MONTHLY OPERATING REPORT
SCHEDULE C - POST PETITION DEBT
(unaudited)

                                                               Post-Petition
                                                             February 28, 2003

             TRADE ACCOUNTS PAYABLE                           $         19,886
                                                              ================

             TAXES PAYABLE
             Federal Payroll Taxes                            $              -
             State Payroll Taxes                                             -
             Local Payroll Taxes                                             -
             Real Estate & Property Taxes                                    -
             Other                                                           -
                                                              ----------------
             TOTAL TAXES PAYABLE                              $              -
                                                              ================

             OTHER LIABILITIES

             DIP Facility                                     $              -
             Accrued Interest Payable                                        -
             Accrued and Other Liabilities                             573,492
             Long-term debt                                                  -
                                                              ----------------
             TOTAL OTHER LIABILITIES                          $        573,492
                                                              ================


             TOTAL POST-PETITION DEBT                         $        593,378
                                                              ================

THERMADYNE MFG. LLC
Case No. 01-52853-399 (BSS)
MONTHLY OPERATING REPORT
SCHEDULE C - POST PETITION DEBT
(unaudited)

                                                            Post-Petition
                                                          February 28, 2003

             TRADE ACCOUNTS PAYABLE                       $               -
                                                            ===============
             TAXES PAYABLE
             Federal Payroll Taxes
             State Payroll Taxes
             Local Payroll Taxes
             Real Estate & Property Taxes
             Other

             TOTAL TAXES PAYABLE                          $               -
                                                            ===============

             OTHER LIABILITIES

             DIP Facility                                 $      10,150,000
             Accrued Interest Payable                                  (801)
             Accrued and Other Liabilities                                -
             Long-term debt                                               -
                                                            ---------------

             TOTAL OTHER LIABILITIES                      $      10,149,199
                                                            ===============

             TOTAL POST-PETITION DEBT                     $      10,149,199
                                                            ===============

THERMAL ARC, INC.
Case No. 01-52854-399 (BSS)
MONTHLY OPERATING REPORT
SCHEDULE C - POST PETITION DEBT
(unaudited)
                                                           Post-Petition
                                                          February 28, 2003

             TRADE ACCOUNTS PAYABLE                      $          670,929
                                                            ===============

             TAXES PAYABLE
             Federal Payroll Taxes                       $           22,609
             State Payroll Taxes                                      9,763
             Local Payroll Taxes                                      3,004
             Real Estate & Property Taxes                                 -
             Other                                                    1,126
                                                            ---------------

             TOTAL TAXES PAYABLE                         $           36,502
                                                            ===============

             OTHER LIABILITIES

             DIP Facility                                $                -
             Accrued Interest Payable                                     -
             Accrued and Other Liabilities                        1,222,623

             Long-term debt                                               -
                                                            ---------------

             TOTAL OTHER LIABILITIES                     $        1,222,623
                                                            ===============

             TOTAL POST-PETITION DEBT                    $        1,930,054
                                                            ===============

THERMAL DYNAMICS CORPORATION
Case No. 01-52855-399 (BSS)
MONTHLY OPERATING REPORT
SCHEDULE C - POST PETITION DEBT
(unaudited)
                                                            Post-Petition
                                                           February 28, 2003

             TRADE ACCOUNTS PAYABLE                        $         968,285
                                                             ===============

             TAXES PAYABLE
             Federal Payroll Taxes                         $               -
             State Payroll Taxes                                           -
             Local Payroll Taxes                                           -
             Real Estate & Property Taxes                                  -
             Other                                                         -
                                                             ---------------

             TOTAL TAXES PAYABLE                           $               -
                                                             ===============
             OTHER LIABILITIES

             DIP Facility                                  $               -
             Accrued Interest Payable                                      -
             Accrued and Other Liabilities                           496,323
                                                             ===============
             Long-term debt                                                -
                                                             ---------------

             TOTAL OTHER LIABILITIES                       $         496,323

             TOTAL POST-PETITION DEBT                      $       1,464,608
                                                             ===============

TWECO PRODUCTS, INC.
Case No. 01-52856-399 (BSS)
MONTHLY OPERATING REPORT
SCHEDULE C - POST PETITION DEBT
(unaudited)
                                                             Post-Petition
                                                            February 28, 2003

             TRADE ACCOUNTS PAYABLE                        $       1,328,927
                                                             ===============

             TAXES PAYABLE
             Federal Payroll Taxes                         $          28,141
             State Payroll Taxes                                       1,060
             Local Payroll Taxes                                           -
             Real Estate & Property Taxes                            214,738
             Other                                                     1,467
                                                             ---------------

             TOTAL TAXES PAYABLE                           $         245,406
                                                             ===============

             OTHER LIABILITIES

             DIP Facility                                                  -
             Accrued Interest Payable                                      -
             Accrued and Other Liabilities                         1,991,682
             Long-term debt                                                -
                                                             ---------------

             TOTAL OTHER LIABILITIES                               1,991,682
                                                             ===============

             TOTAL POST-PETITION DEBT                      $       3,566,015
                                                             ===============

VICTOR EQUIPMENT COMPANY
Case No. 01-52858-399 (BSS)
MONTHLY OPERATING REPORT
SCHEDULE C - POST PETITION DEBT
(unaudited)
                                                             Post-Petition
                                                           February 28, 2003

             TRADE ACCOUNTS PAYABLE                       $      2,143,021
                                                             =============

             TAXES PAYABLE
             Federal Payroll Taxes                                 101,221
             State Payroll Taxes                                   315,647
             Local Payroll Taxes                                         -
             Real Estate & Property Taxes                          111,695
                                                             -------------
             Other

             TOTAL TAXES PAYABLE                          $        528,563
                                                             =============

             OTHER LIABILITIES

             DIP Facility                                                -
             Accrued Interest Payable                                    -
             Accrued and Other Liabilities                       2,993,612
             Long-term debt                                              -
                                                             -------------

             TOTAL OTHER LIABILITIES                      $      2,993,612
                                                             =============

             TOTAL POST-PETITION DEBT                     $      5,665,196
                                                             =============

VICTOR GAS SYSTEMS, INC.
Case No. 01-52859-399 (BSS)
MONTHLY OPERATING REPORT
SCHEDULE C - POST PETITION DEBT
(unaudited)
                                                           Post-Petition
                                                         February 28, 2003

             TRADE ACCOUNTS PAYABLE                       $             -
                                                            =============

             TAXES PAYABLE
             Federal Payroll Taxes                        $             -
             State Payroll Taxes                                        -
             Local Payroll Taxes                                        -
             Real Estate & Property Taxes                               -
             Other                                                      -
                                                            -------------

             TOTAL TAXES PAYABLE                          $             -
                                                            =============

             OTHER LIABILITIES

             DIP Facility                                 $             -
             Accrued Interest Payable                                   -
             Accrued and Other Liabilities                        167,289
             Long-term debt                                             -

             TOTAL OTHER LIABILITIES                      $       167,289
                                                            =============

             TOTAL POST-PETITION DEBT                     $       167,289
                                                            =============

THERMADYNE GROUP
Case No. 01-52840-399 - 01-52860-399 (BSS)
MONTHLY OPERATING REPORT
SCHEDULE D - SIGNIFICANT ITEMS

Lead-in Notes to Schedule D

     1. The following Debtors have no information to be included in Schedule D, and, accordingly, the schedule has been omitted:

          C&G SYSTEMS HOLDING INC.                  Case No. 01-52841-399 (BSS)
          COYNE NATURAL GAS SYSTEMS, INC.           Case No. 01-52843-399 (BSS)
          MARISON CYLINDER COMPANY                  Case No. 01-52844-399 (BSS)
          MECO HOLDINGS COMPANY                     Case No. 01-52845-399 (BSS)
          MODERN ENGINEERING COMPANY, INC.          Case No. 01-52846-399 (BSS)
          TAG REALTY, INC.                          Case No. 01-52848-399 (BSS)
          THERMADYNE CAPITAL CORP.                  Case No. 01-52849-399 (BSS)
          THERMADYNE CYLINDER CO.                   Case No. 01-52850-399 (BSS)
          VICTOR-COYNE INTERNATIONAL, INC.          Case No. 01-52857-399 (BSS)
          VICTOR GAS SYSTEMS, INC.                  Case No. 01-52859-399 (BSS)
          WICHITA WAREHOUSE CORPORATION             Case No. 01-52860-399 (BSS)

     2. Thermadyne Holdings Corporation (Case No. 01-52840-399 (BSS)) has a global insurance program. Accordingly, information regarding insurance coverage is only included on Schedule D for Thermadyne Holdings Corporation.

     3. Key officers are the same for all of the Debtors, and are employees of Thermadyne Industries, Inc. (Case No. 01-52851-399 (BSS)). Information for section 4 of Schedule D, "Compensation Payments", is only included on Schedule D of Thermadyne Industries, Inc.

     4. Payments to professionals (section 5) are made by Thermadyne Mfg. LLC (Case No. 01-52853-399 (BSS)) on behalf of all of the Debtors.

THERMADYNE HOLDINGS CORPORATION
Case No. 01-52840-399 (BSS)
MONTHLY OPERATING REPORT
SCHEDULE D - SIGNIFICANT ITEMS

                                        --------------------------------------------------------------------------------------------
                                               Carrier/ Agent          Amount of     Deductibles/        Policy        Date
                                               --------------          ---------     ------------        ------        ----
                                                                                                                       Premium
                                                                                                                       -------
1.  INSURANCE COVERAGE                              Name                Coverage         SIR       Expiration Date     Paid
                                                    ----                --------         ---       ---------------     ----
                                                                                                                       Through
                                                                                                                       -------
    Ocean Cargo/War Risks (1)            American Home Assur.     $   1,500,000     $     25,000        8/1/2003    8/1/2003
    Auto (2)                             Pacific Employers            1,000,000          100,000        8/1/2003    8/1/2003
    Workers' Comp/Employer's Liability   ACE (Pacific Employers)      1,000,000          250,000        8/1/2003    8/1/2003
    General Liability - products (2)     Pacific Employers            1,000,000          500,000        8/1/2003    8/1/2003
    General Liability - non-products (2) Pacific Employers            1,000,000            5,000        8/1/2003    8/1/2003
    Umbrella (1)                         National Union              25,000,000           10,000        8/1/2003    8/1/2003
    Excess Umbrella (1)                  Gulf, Ohio Casualty          50,000,000              -         8/1/2003    8/1/2003
    Property (global) (1)                American Home Assur.        75,000,000          250,000        8/1/2003    8/1/2003
    Special Risk - Fiduciary (1)         Gulf                               N/A              N/A        8/1/2003    8/1/2003
    Special Risk - Crime (1)             Gulf                               N/A              N/A        8/1/2003    8/1/2003
    Special Risk - Special risk (1)      Gulf                        15,000,000               -         8/1/2003    8/1/2003
    Fiduciary Liability (1)              Gulf                        15,000,000           15,000        8/1/2003    8/1/2003
    Commercial Crime (1)                 Gulf, Zurich                15,000,000          250,000        8/1/2003    8/1/2003
    Foreign G/L, P/L, A/L (Excess) (1)   Winterthur                   1,000,000           10,000        8/1/2003    8/1/2003
    Directors & Officers - Primary (1)   Gulf                        20,000,000          250,000       5/21/2003   5/21/2003
    Aircraft Products (1)                Global Aerospace            10,000,000               -         8/1/2003    8/1/2003
    Other (Specify)
                                       ---------------------------------------------------------------------------------------------

Notes:

(1)  Covers Thermadyne Holdings Corporation and all Debtors.

(2)  Covers Thermadyne Holdings Corporation, Thermadyne Industries, Inc.,
     Thermal Dynamics Corporation, Tweco Products, Inc., Victor Equipment
     Company, C&G Systems, Inc., Stoody Company, Thermal Arc, Inc. Victor Gas
     Systems, Inc. and Modern Engineering Company, Inc.

                                              --------------------------------------------------------------------------------------

  2.    STATEMENT OF PAYMENTS                   Payee                    AmountPaid                   TotalPaid          Description
        TO SECURED CREDITORS                    -----                    ----------                   ---------          -----------

                                                                      None

                                              --------------------------------------------------------------------------------------

                                              --------------------------------------------------------------------------------------
    3.  TAX PAYMENTS MADE THIS MONTH              Date Paid                 Amount Paid         Post-Petition Taxes Still Unpaid
        (not accruals)                            ---------                 -----------         --------------------------------

        Federal Payroll W/H Taxes
        Federal Unemployment Taxes
        State Payroll W/H Taxes
        State Unemployment Taxes
        City/Local Payroll W/H Taxes
        State Sales and Use Taxes
        Other (specify)                            Feb-03                          460.00
                                              --------------------------------------------------------------------------------------

    4.  COMPENSATION PAYMENTS MADE THIS MONTH  See Thermadyne Industries, Inc.
        (not accruals)                         Case No. 01-52840-399 (BSS)

    5.  PAYMENTS MADE THIS MONTH TO            See Thermadyne Mfg. LLC
        PROFESSIONALS (not accruals)           Case No. 01-52853-399 (BSS)





                                      111

                                              --------------------------------------------------------------------------------------
    6.  RECORD OF DISBURSEMENT AND PAYMENT OF  Period Ending        Total      Total Disb.   Quarterly Fee   Date    Amount   Check
        PAYMENT OF QUARTERLY FEES              -------------        -----      -----------   -------------   ----    ------   -----
                                                                Disbursements  For Quarter                   Paid     Paid    Number
                                                                -------------  -----------                   ----     ----    ------

                                                 January 31, 2003  $  -        $  -
                                                February 28, 2003  $  -        $  -     Quarterly fee paid by Thermadyne Industries.
                                                   March 31, 2003  $  -        $  -
                                              --------------------------------------------------------------------------------------







                                      112

C&G SYSTEMS, INC.
Case No. 01-52842-399 (BSS)
MONTHLY OPERATING REPORT
SCHEDULE D - SIGNIFICANT ITEMS

    1.  INSURANCE COVERAGE                                 See Thermadyne Holdings Corporation
                                                           Case No. 01-52840-399 (BSS)


                                         -------------------------------------------------------------------------
    2.  STATEMENT OF PAYMENTS TO SECURED   Payee            Amount Paid       Total Paid        Description
                                           -----            -----------       ----------        -----------

                                                                            None.

                                         -------------------------------------------------------------------------


                                         -------------------------------------------------------------------------
    3.  TAX PAYMENTS MADE THIS MONTH         Date Paid         Amount Paid       Post-Petition Taxes Still Unpaid
        (NOT ACCRUALS)                      ---------         -----------       --------------------------------

        Federal Payroll W/H Taxes        2/5, 2/19          $       21,076      $             -
        Federal Unemployment Taxes                                      -                     -
        State Payroll W/H Taxes          2/3, 2/18                   1,947                    -
        State Unemployment Taxes                                        -                     -
        City/Local Payroll W/H Taxes                                    -                     -
        State Sales and Use Taxes                                       -                     -
        Other (specify)                                                 -                     -
                                         -------------------------------------------------------------------------


    4.  COMPENSATION PAYMENTS MADE       See Thermadyne Industries, Inc.
        THIS MONTH (not accruals)        Case No. 01-52840-399 (BSS)


    5.  PAYMENTS MADE THIS MONTH TO      See Thermadyne Mfg. LLC
        PROFESSIONALS (not accruals)     Case No. 01-52853-399 (BSS)


                                         -------------------------------------------------------------------------------------------
    6.  RECORD OF DISBURSEMENT AND          Period Ending          Total       Total Disb.  Quarterly Fee  Date   Amount   Check
        PAYMENT OF QUARTERLY FEES           -------------          -----       -----------  -------------  ----   ------   -----
                                                               Disbursements    For Quarter                Paid    Paid    Number
                                                               -------------    -----------                ----    ----    ------

                                            January 31, 2003  $345,935.22  $ 345,935.22    Quarterly fee paid by Thermadyne
                                           February 28, 2003  $285,501.33  $ 631,436.55    Industries.
                                              March 31, 2003               $ 631,436.55

                                         -------------------------------------------------------------------------------------------



                                      113

STOODY COMPANY
Case No. 01-52847-399 (BSS)
MONTHLY OPERATING REPORT
SCHEDULE D - SIGNIFICANT ITEMS
    1.  INSURANCE COVERAGE                          See Thermadyne Holdings Corporation
                                                    Case No. 01-52840-399 (BSS)



                                                    --------------------------------------------------------------------------------
    2.  STATEMENT OF PAYMENTS TO SECURED            Payee                Amount Paid        Total         Description
                                                    -----                -----------        -----         -----------
                                                                                            Paid
                                                                                            ----

                                                                     None.

                                                    --------------------------------------------------------------------------------


                                                    --------------------------------------------------------------------------------
    3.  TAX PAYMENTS MADE THIS MONTH                    Date Paid          Amount Paid        Post-Petition Taxes Still
        (NOT ACCRUALS)                                 ---------          -----------        -------------------------
                                                                                                       Unpaid
                                                                                                        ------

        Federal Payroll W/H Taxes                   2/5, 2/19          $       66,533       $         44,089   as of 2/28/03
        Federal Unemployment Taxes                                                 -                   4,276   as of 2/28/03
        State Payroll W/H Taxes                     2/12, 2/26                 13,052                  5,925   as of 2/28/03
        State Unemployment Taxes                                                   -                  13,853   as of 2/28/03
        City/Local Payroll W/H Taxes                2/10/2003                   5,925                 10,449   as of 2/28/03
        State Sales and Use Taxes                   2/18/2003                   1,252                    914   as of 2/28/03
                                                    --------------------------------------------------------------------------------
        Other (specify)

    4.  COMPENSATION PAYMENTS MADE                  See Thermadyne Industries, Inc.
        THIS MONTH (not accruals)                   Case No. 01-52840-399 (BSS)

    5.  PAYMENTS MADE THIS MONTH TO PROFESSIONALS   See Thermadyne Mfg. LLC
        (not accruals)                              Case No. 01-52853-399 (BSS)

                                                    --------------------------------------------------------------------------------
    6.  RECORD OF DISBURSEMENT AND PAYMENT OF          Period Ending          Total       Total Disb.  Quarterly Fee  Amount  Check
        QUARTERLY FEES                                 -------------          -----       -----------  -------------  ------- -----
                                                                            Disbursements  For Quarter      Date
                                                                            -------------  -----------      ----

                                                       January 31, 2003  $1,625,212.99  $1,625,212.99
                                                      February 28, 2003  $1,414,371.96                  Quarterly fee paid by
                                                                                        $3,039,584.95    Thermadyne Industries.
                                                         March 31, 2003                 $3,039,584.95

                                                    -------------------------------------------------------------------------------



                                      114

THERMADYNE INDUSTRIES, INC.
Case No. 01-52851-399 (BSS)
MONTHLY OPERATING REPORT
SCHEDULE D - SIGNIFICANT ITEMS

    1.  INSURANCE COVERAGE                                 See Thermadyne Holdings Corporation
                                                           Case No. 01-52840-399 (BSS)

                                                    -------------------------------------------------------------------------------
    2.  STATEMENT OF PAYMENTS TO SECURED CREDITORS         Payee           Amount Paid       Total Paid       Description
                                                           -----           -----------       ----------       -----------
                                                                            None.

                                                    -------------------------------------------------------------------------------


                                                    -------------------------------------------------------------------------------
    3.  TAX PAYMENTS MADE THIS MONTH                      Date Paid          Amount Paid     Post-Petition Taxes Still
                                                          ---------          -----------     -------------------------
        (not accruals)                                                                                Unpaid
                                                                                                       ------

        Federal Payroll W/H Taxes                        2/4, 2/17            $   179,809.08
        Federal Unemployment Taxes                                                        -            10,173.73
        State Payroll W/H Taxes                          2/4, 2/17                 11,311.46           28,747.48
        State Unemployment Taxes                         2/4, 2/17                    300.08           42,093.43
        City/Local Payroll W/H Taxes                                                      -             1,476.81
        State Sales and Use Taxes                                                         -                   -
        Franchise taxes, state income taxes                                               -                   -
        Other (specify)                                                                   -                   -
                                                    -------------------------------------------------------------------------------


                                                    -------------------------------------------------------------------------------
    4.  COMPENSATION PAYMENTS MADE                    Wages             Expenses            Total          Date of Court Order
        THIS MONTH (not accruals)                     -----             --------            -----          -------------------
                                                                                                           Authorizing Pymt.
                                                                                                           -----------------

        Karl Wyss                                        55,376.38          18,341.59  $     73,717.97         11/19/2001
        Jim Tate                                         26,335.27           5,420.11        31,755.38         11/19/2001
        Mike Mahoney                                     22,977.97           8,561.00        31,538.97         11/19/2001
        Jim Delaney                                      18,406.67           1,946.46        20,353.13         11/19/2001
        Robert Maddox                                    14,766.23                  -        14,766.23         11/19/2001
        Patty Williams                                   13,000.00             549.30        13,549.30         11/19/2001
        Doug Muzzey                                      12,211.54           3,238.29        15,449.83         11/19/2001
        John Boisvert                                    14,515.38           5,456.87        19,972.25         11/19/2001
        Ozzie Ricci                                      17,401.81           2,905.69        20,307.50         11/19/2001
                                                        194,991.25          46,419.31       241,410.56
                                                    -------------------------------------------------------------------------------

    5.  PAYMENTS MADE THIS MONTH TO                      See Thermadyne Mfg. LLC
        PROFESSIONALS (not accruals)                     Case No. 01-52853-399 (BSS)


                                                    -------------------------------------------------------------------------------
    6.  RECORD OF DISBURSEMENT AND PAYMENT OF         Period Ending        Total         Total Disb.   Quarterly Date  Amount  Check
        QUARTERLY FEES                                -------------        -----         -----------   --------- ----- ------  -----
                                                                        Disbursements     For Quarter   Fee      Paid   Paid
                                                                        -------------     -----------   ---      ----   ----

                                                      January 31, 2003 $  3,625,536.66  $ 3,625,536.66 $79,750.00     $79,750.00
                                                     February 28, 2003 $  2,334,244.55  $ 5,959,781.21
                                                        March 31, 2003 $            -   $ 5,959,781.21

                                                    -------------------------------------------------------------------------------



                                      115

THERMADYNE INTERNATIONAL CORP.
Case No. 01-52852-399 (BSS)
MONTHLY OPERATING REPORT
SCHEDULE D - SIGNIFICANT ITEMS
    1.  INSURANCE COVERAGE                                 See Thermadyne Holdings Corporation
                                                           Case No. 01-52840-399 (BSS)

                                                    -------------------------------------------------------------------------------
    2.  STATEMENT OF PAYMENTS TO SECURED CREDITORS     Payee           Amount Paid       Total Paid        Description
                                                       -----           -----------       ----------        -----------


                                                                            None.

                                                    -------------------------------------------------------------------------------


                                                    -------------------------------------------------------------------------------
    3.  TAX PAYMENTS MADE THIS MONTH (not accruals)    Date Paid          Amount Paid      Post-Petition Taxes Still Unpaid
                                                       ---------          -----------      --------------------------------

        Federal Payroll W/H Taxes
        Federal Unemployment Taxes                                     None.
        State Payroll W/H Taxes
        State Unemployment Taxes
        City/Local Payroll W/H Taxes
        State Sales and Use Taxes
        Other (specify)
                                                    -------------------------------------------------------------------------------

    4.  COMPENSATION PAYMENTS MADE                       See Thermadyne Industries, Inc.
        THIS MONTH (not accruals)                        Case No. 01-52840-399 (BSS)

    5.  PAYMENTS MADE THIS MONTH TO                      See Thermadyne Mfg. LLC
        PROFESSIONALS (not accruals)                     Case No. 01-52853-399 (BSS)

                                                    -------------------------------------------------------------------------------
    6.  RECORD OF DISBURSEMENT AND                  Period Ending       Total        Total Disb.  Quarterly   Date  Amount  Check
        PAYMENT OF QUARTERLY FEES                   -------------       -----        -----------  ---------   ----  ------  -----
                                                                      Disbursements  For Quarter     Fee      Paid   Paid   Number
                                                                      -------------  -----------     ---      ----   ----   ------

                                                    January 31, 2003  $ 173,567.72   $  173,567.72
                                                   February 28, 2003  $  90,803.11   $  264,370.83   Quarterly fee paid by
                                                      March 31, 2003  $         -    $  264,370.83   Thermadyne Industries.

                                                    --------------------------------------------------------------------------------





                                      116

THERMADYNE MFG. LLC
Case No. 01-52853-399 (BSS)
MONTHLY OPERATING REPORT
SCHEDULE D - SIGNIFICANT ITEMS

    1.  INSURANCE COVERAGE                              See Thermadyne Holdings Corporation
                                                        Case No. 01-52840-399 (BSS)


                                                    --------------------------------------------------------------------------------
    2.  STATEMENT OF PAYMENTS TO SECURED CREDITORS         Payee        Amount Paid      Total Paid            Description
                                                        ABM Amro       $ 1,125,034.53                   Interest on bank debt
                                                        ABM Amro            51,313.89                   Interest on DIP agreement
                                                        ABM Amro            16,808.98                   DIP commitment FEE
                                                        ABM Amro            31,111.48                   L/C and fronting fees - DIP
                                                        ABM Amro             3,273.65                   L/C fees on old facility
                                                        ABM Amro                   -                    Agency fees
                                                                       ----------------
                                                                       $ 1,227,542.53
                                                    --------------------------------------------------------------------------------

                                                    --------------------------------------------------------------------------------
    3.  TAX PAYMENTS MADE THIS MONTH                      Date Paid      Amount Paid         Post-Petition Taxes Still Unpaid
        (not accruals)                                    ---------      -----------         --------------------------------


        Federal Payroll W/H Taxes
        Federal Unemployment Taxes                                     None.
        State Payroll W/H Taxes
        State Unemployment Taxes
        City/Local Payroll W/H Taxes
        State Sales and Use Taxes
        Other (specify)
                                                    --------------------------------------------------------------------------------

    4.  COMPENSATION PAYMENTS MADE                      See Thermadyne Industries, Inc.
        THIS MONTH (not accruals)                       Case No. 01-52840-399 (BSS)

                                                    --------------------------------------------------------------------------------
    5.  PAYMENTS MADE THIS MONTH TO                              Name            Date of Pymt       Amount       Date of Court Order
        PROFESSIONALS (not accruals)                             ----            ------------       ------       -------------------
                                                                                      Authorizing Pymts
                                                        Weil Gotchal            Various          $  135,024.35
        Note:  Payments to professionals were           Husch & Eppenberg       Various                     -
        made on behalf of all Debtors.                  Bryan Cave              Various              41,767.70
                                                        PWC/FTI                 Various              44,724.08
                                                        Berlack Israels         Various                     -
                                                        Policano & Manzo        Various                     -
                                                        Clifford Chance         Various                     -
                                                        Houlihan & Lockey       Various                     -
                                                        Brown, Rudnick          Various                     -
                                                        Armstrong, Teasdale     Various                     -
                                                        Rothschild, Inc.        Various                     -
                                                        Buck Consultants        Various                     -
                                                        Axin Veltrop            Various                     -
                                                        Ernst & Young           Various                     -
                                                                                                 --------------
                                                                                                 $221,516.13
                                                    --------------------------------------------------------------------------------



                                      117

                                     -----------------------------------------------------------------------------------------------
    6.  RECORD OF DISBURSEMENT AND     Period Ending            Total           Total Disb.    Quarterly   Date    Amount   Check
        PAYMENT OF QUARTERLY FEES      -------------            -----           -----------    ---------   ----    ------   -----
                                                             Disbursements       For Quarter       Fee     Paid            Number
                                                            -------------       -----------       ---     ----            ------

                                        January 31, 2003  $   6,251,020.71   $   6,251,020.71
                                       February 28, 2003  $   4,575,181.19   $  10,826,201.90  Quarterly fee paid by Thermadyne
                                          March 31, 2003  $             -    $  10,826,201.90  Industries.

                                     -----------------------------------------------------------------------------------------------




                                      118

THERMAL ARC, INC.
Case No. 01-52854-399 (BSS)
MONTHLY OPERATING REPORT
SCHEDULE D - SIGNIFICANT ITEMS

    1.  INSURANCE COVERAGE                                 See Thermadyne Holdings Corporation
                                                           Case No. 01-52840-399 (BSS)


                                                    --------------------------------------------------------------------------------
    2.  STATEMENT OF PAYMENTS TO SECURED CREDITORS             Payee           Amount Paid       Total           Description
                                                               -----           -----------       -----           -----------
                                                                                                   Paid

                                                                             None.

                                                    --------------------------------------------------------------------------------

                                                    --------------------------------------------------------------------------------
    3.  TAX PAYMENTS MADE THIS MONTH (not accruals)           Date Paid          Amount Paid     Post-Petition Taxes Still
                                                              ---------          -----------     -------------------------
                                                                                                        Unpaid
                                                                                                        ------

        Federal Payroll W/H Taxes                          2/4/03, 2/19/03    $       33,383     $        20,281
        Federal Unemployment Taxes                                                        -                2,328
        State Payroll W/H Taxes                            2/4/03, 2/19/03             4,478               2,837
        State Unemployment Taxes                                                          -                6,926
        City/Local Payroll W/H Taxes                           2/4/03                  4,653               3,004
        State Sales and Use Taxes                                                         -                1,126
        Other (specify)                                                                   -                   -
                                                    --------------------------------------------------------------------------------

    4.  COMPENSATION PAYMENTS MADE THIS MONTH            See Thermadyne Industries, Inc.
        (not accruals)                                   Case No. 01-52840-399 (BSS)

    5.  PAYMENTS MADE THIS MONTH TO PROFESSIONALS        See Thermadyne Mfg. LLC
        (not accruals)                                   Case No. 01-52853-399 (BSS)

                                                   ---------------------------------------------------------------------------------
    6.  RECORD OF DISBURSEMENT AND PAYMENT OF       Period Ending          Total       Total Disb. Quarterly Fee  Date Amount Check
                                                    -------------          -----       ----------- -------------- ---- ----- -----
        QUARTERLY FEES                                                 Disbursements  For Quarter                 Paid Paid  Number
                                                                        -------------  -----------                ---------  ------

                                                      January 31, 2003 $ 1,367,522.61 $1,367,522.61
                                                     February 28, 2003 $   858,770.83 $2,226,293.44 Quarterly fee paid by Thermadyne
                                                        March 31, 2003 $           -  $2,226,293.44  Industries.

                                                   --------------------------------------------------------------------------------





                                      119

THERMAL DYNAMICS CORPORATION
Case No. 01-52855-399 (BSS)
MONTHLY OPERATING REPORT
SCHEDULE D - SIGNIFICANT ITEMS

    1.  INSURANCE COVERAGE                                 See Thermadyne Holdings Corporation
                                                           Case No. 01-52840-399 (BSS)


                                                    --------------------------------------------------------------------------------
    2.  STATEMENT OF PAYMENTS TO SECURED              Payee           Amount Paid       Total           Description
                                                                                                   Paid

                                                                            None.

                                                    --------------------------------------------------------------------------------

                                                    --------------------------------------------------------------------------------
    3.  TAXPAYMENTSMADETHISMONTH                      DatePaid           AmountPaid       Post-PetitionTaxesStillUnpaid
        (not accruals)                                --------           ----------       -----------------------------


        FederalPayrollW/HTaxes                           2/13,2/27            $        226,560   $            -
        FederalUnemploymentTaxes                                              $             -                 -
        StatePayrollW/HTaxes                             2/13,2/27            $          8,130                -
        StateUnemploymentTaxes                                                              -                 -
        City/LocalPayrollW/HTaxes                                                           -                 -
        StateSalesandUseTaxes                                                               -                 -
        Other(specify)                                                                      -                 -
                                                    --------------------------------------------------------------------------------

    4.  COMPENSATION PAYMENTS MADE THIS MONTH        See Thermadyne Industries, Inc.
        (not accruals)                               Case No. 01-52840-399 (BSS)

    5.  PAYMENTS MADE THIS MONTH TO PROFESSIONALS        See Thermadyne Mfg. LLC
        (not accruals)                                   Case No. 01-52853-399 (BSS)


    6.  RECORD OF DISBURSEMENT AND                  --------------------------------------------------------------------------------
        PAYMENT OF QUARTERLY FEES                   Period Ending          Total       Total Disb. Quarterly Fee  Date Amount Check
                                                    -------------          -----       ----------- -------------- ---- ----- -----
                                                                       Disbursements  For Quarter                 Paid Paid  Number
                                                                        -------------  -----------                ---------  ------

                                                      January 31, 2003 $ 3,074,499.57 $3,074,499.57
                                                     February 28, 2003 $ 2,272,850.12 $5,347,349.69 Quarterly fee paid by Thermadyne
                                                        March 31, 2003 $           -  $5,347,349.69  Industries.

                                                    --------------------------------------------------------------------------------



                                      120

TWECO PRODUCTS, INC.
Case No. 01-52856-399 (BSS)
MONTHLY OPERATING REPORT
SCHEDULE D - SIGNIFICANT ITEMS

    1.  INSURANCE COVERAGE                                 See Thermadyne Holdings Corporation
                                                           Case No. 01-52840-399 (BSS)


                                                    --------------------------------------------------------------------------------
    2.  STATEMENT OF PAYMENTS TO SECURED               Payee           Amount Paid       Total Paid        Description
                                                       -----           -----------       ----------        -----------

                                                                    None.

                                                    --------------------------------------------------------------------------------

                                                    --------------------------------------------------------------------------------
    3.  TAX PAYMENTS MADE THIS MONTH                     Date Paid          Amount Paid      Post-Petition Taxes Still Unpaid
        (not accruals)                                   ---------          -----------      --------------------------------


        Federal Payroll W/H Taxes                        2/05/03 & 2/19/03    $        155,850
        Federal Unemployment Taxes
        State Payroll W/H Taxes                          2/05/03 & 2/20/03              20,951
        State Unemployment Taxes
        City/Local Payroll W/H Taxes
        State Sales and Use Taxes                        2/26/2003                         216
        Other (specify)
                                                    --------------------------------------------------------------------------------

    4.  COMPENSATION PAYMENTS MADE                       See Thermadyne Industries, Inc.
        THIS MONTH (not accruals)                        Case No. 01-52840-399 (BSS)

    5.  PAYMENTS MADE THIS MONTH TO                      See Thermadyne Mfg. LLC
        PROFESSIONALS (not accruals)                     Case No. 01-52853-399 (BSS)


    6.  RECORD OF DISBURSEMENT AND
        PAYMENT OF QUARTERLY FEES                   --------------------------------------------------------------------------------
                                                    Period Ending          Total       Total Disb. Quarterly Fee  Date Amount Check
                                                    -------------          -----       ----------- -------------- ---- ----- -----
                                                                       Disbursements  For Quarter                 Paid Paid  Number
                                                                        -------------  -----------                ---------  ------

                                                      January 31, 2003 $ 3,027,420.30 $3,027,420.30
                                                     February 28, 2003 $ 2,580,839.46 $5,608,259.76 Quarterly fee paid by Thermadyne
                                                        March 31, 2003 $           -  $5,608,259.76 Industries.

                                                    --------------------------------------------------------------------------------



                                      121

VICTOR EQUIPMENT COMPANY
Case No. 01-52858-399 (BSS)
MONTHLY OPERATING REPORT
SCHEDULE D - SIGNIFICANT ITEMS

    1.  INSURANCE COVERAGE                                 See Thermadyne Holdings Corporation
                                                           Case No. 01-52840-399 (BSS)


                                                  --------------------------------------------------------------------------------
    2.  STATEMENT OF PAYMENTS TO SECURED            Payee           Amount Paid       Total Paid        Description
                                                    -----           -----------       ----------        -----------

                                                                    None.

                                                  --------------------------------------------------------------------------------

                                                  --------------------------------------------------------------------------------
    3.  TAX PAYMENTS MADE THIS MONTH               Date Paid          Amount Paid      Post-Petition Taxes Still Unpaid
        (not accruals)                             ---------          -----------      --------------------------------

        Federal Payroll W/H Taxes                            Weekly         $   479,475          $
                                                                                                 -
        Federal Unemployment Taxes                                                   -
                                                                                                 -
        State Payroll W/H Taxes                             2/21/2003               669
                                                                                                 -
        State Unemployment Taxes                                                     -
                                                                                                 -
        City/Local Payroll W/H Taxes                                                 -
                                                                                                 -
        State Sales and Use Taxes                           2/21/2003             1,799
                                                                                                 -
        Other (specify)                                                              -
                                                                                                 -
                                                  ----------------------------------------------------------------------------------

    4.  COMPENSATION PAYMENTS MADE                     See Thermadyne Industries, Inc.
        THIS MONTH (not accruals)                      Case No. 01-52840-399 (BSS)

    5.  PAYMENTS MADE THIS MONTH TO                    See Thermadyne Mfg. LLC
        PROFESSIONALS (not accruals)                   Case No. 01-52853-399 (BSS)


    6.  RECORD OF DISBURSEMENT AND
        PAYMENT OF QUARTERLY FEES
                                                  ----------------------------------------------------------------------------------
                                                  Period Ending          Total       Total Disb. Quarterly Fee  Date Amount Check
                                                  -------------          -----       ----------- -------------- ---- ----- -----
                                                                     Disbursements  For Quarter                 Paid Paid  Number
                                                                      -------------  -----------                ---------  ------

                                                    January 31, 2003 $     6,936,957 $ 6,936,956.94
                                                   February 28, 2003 $     6,669,242 $13,606,199.00  Quarterly fee paid by Thermady
                                                      March 31, 2003 $           -   $13,606,199.00  Industries.

                                                  ----------------------------------------------------------------------------------




                                      122